Exhibit 10x

Employment Agreement – Part One

Made, entered into and signed in Tel Aviv on ______

By and Between
Ampal Industries (Israel) Ltd.
Of 111, Arlozorov Street, Tel Aviv
(Hereinafter: The Company)

Of the First Part

And Between

____________________________________ (Identity Card Number: _______________)
At: ______________________________________________
(Hereinafter: The Employee)

Of the Second Part

1)	This, Part One of the Employment Agreement, together with Part Two attached to it shall hereinafter be called (both Part One and Part Two) the Employment Agreement or the Agreement.

2)	The Employment Agreement in its entirety constitutes the Employment Agreement between the parties.

3)	Task

The Employee is hereby appointed to the postion of

4)	Personal Trust

Clause 3(b) in Part Two of the Employment Agreement shall apply to the parties.

5)	Remuneration

The Company shall pay the Employee a gross monthly salary in the sum of               and a total of 13 monthly salaries per annum. Each year, after publication of the Company’s annual balance sheet, agreement shall be reached between the Company’s CEO and the Employee, concerning an annual bonus in appropriate to the Employee’s performance and the Company’s achievements.

6)	Pension Insurance Program

	a)	The Company shall pay the premiums incurred for the pension insurance program as mentioned in Part Two to the Employment Agreement and at the following rates:

i)

A rate of 13 1/3 % of the Employee’s gross salary (5% on account for benefits and 8 1/3 % on account for severance payments) and all such shall be on the dates determined between the Company and the insurance company’s provident fund.

		ii)	A rate of up to 2.5 % of the Employee’s gross salary (according to actual costs) for incapacity to work insurance.

b)

The Company shall deduct from the Employee’s gross salary, as mentioned in Part Two to the Employment Agreement, a total 5 % on account for benefits and shall transfer the sum to the pension insurance program and the Employee hereby confirms and agrees to that deduction.

7)	Further Education Fund

As stated in Part Two to the Employment Agreement, each month, on the date on which the Employee’s salary is paid and as instructed by the Employee, the Company shall pay for the Employee into the Further Education Fund, the sum that is 7.5% (seven and one half parts in a hundred) of the Employee’s monthly salary and on the Employee’s part, the Employee shall agree to and instruct the Company to deduct and pay from the Employee’s monthly salary, an additional sum at the rate of 2.5% (two and one half parts in a hundred) of the Employee’s monthly salaries into the aforementioned Further Education Fund.

If there will be payments, which will be higher than the ceiling for such provisions in accordance with Law, tax shall be grossed up for such payments.

8)	Sick Leave

As stated in Part Two to the Employment Agreement, the Employee shall be entitled to annual sick leave as determined by Law.

9)	Holidays

As stated in Part Two to the Employment Agreement, the Employee shall be entitled to holiday each year for each 12 (twelve) calendar months of continuous work during the Agreement period.

10)	Vehicle

That stated in Clause 6(c) in Part Two to the Employment Agreement shall apply to the parties.

If that stated in Clause 6(c) in Part Two to the Employment Agreement shall apply to the parties, the Company shall put at the Employee’s disposal, a vehicle of the type: .

The Company shall gross up the sum of tax payable for the use of the vehicle as aforementioned to Level .

11)	Credit Cards

That stated in Clause 6(c) in Part Two to the Employment Agreement shall apply to the parties.

12)	Newspaper

The Company shall purchase for the Employee, an annual subscription for the Globes newspaper.

13)	Telephone

The Company shall place a mobile phone at the Employee’s disposal; the Company shall bear the costs and shall gross up the tax component. The Company shall pay the expense incurred for the telephone line in the Employee’s home.

14)	Options

That stated in Clause 6(c) in Part Two to the Employment Agreement shall apply to the parties.

If that stated in Clause 6(c) in Part Two to the Employment Agreement shall apply to the parties, the following provisions shall apply:

a)

The Company shall grant the Employee, the option to purchase ____________ shares of the type _____________ in Ampal-American Israel Corporation (hereinafter: Ampal USA), each share to the nominal value of _____________, in lieu of a realization price of ____________ US dollars (hereinafter: The Option).

b)

The options shall be granted to the Employee in stages and on condition that for each stage, the Employee’s work at the Company is not halted for any reason whatsoever until the date of each stage as aforementioned:

Beginning on: ____________ the Employee shall be granted part of the options for the purchase of __________ shares and beginning on: __________ the Employee shall be granted another part of the option for the purchase of _____________ additional shares. Beginning on: ____________ the Employee shall be granted the part of the option for the purchase of ______________ additional shares.

c)

The date on which the options shall be granted shall be determined by the Company and Ampal USA and such shall be after approval for the new options program for Ampal USA, by the Board of Directors of Ampal USA.

Now, in witness thereof, the parties have signed below:

The Company	The Employee

Employment Agreement – Part Two

1)	Definitions

All definitions in Part Two to this Employment Agreement shall have the same meaning as in Part One to the Employment Agreement, unless stated otherwise in this Part Two to the Employment Agreement.

2)	Task and Employee Functioning

a)

The Company shall employ the Employee during the Agreement Period and the Employee undertakes to work in the Company’s service during the Agreement Period in the capacity stipulated in Part One to the Agreement and/or in any other appropriate capacity imposed on the Employee by the Company.

Furthermore, the Employee undertakes to fulfill all the instructions and/or additional tasks that shall be transferred to the Employee by the Company, as part of the Employee’s tasks, in accordance with the Employee’s skills and professional knowledge, including in accordance with the Company’s procedures as shall be extant from time to time, including tasks that shall be imposed on the Employee in connection with work linked to the activities of the Holding Company, sister companies, subsidiary companies or companies linked to the Company. It is hereby declared and clarified that notwithstanding all that stated above; there shall be no employer / employee relationship between the Employee and those companies and the Employee shall receive no payment in lieu of the roles that the Employee shall fulfill in connection with those companies, beyond the payments listed in the Employment Agreement.

	b)	The Employee shall dedicate the Employee’s time, energies, skills, knowledge and experience to the Employee’s work in the Company’s service and to that work alone.

c)

During the Employment Agreement period, the Employee shall not be involved, either directly or indirectly, in any other work and/or employment, either as an employee or as self-employed; without the Company’s prior written agreement to such.

d)

The Employee shall serve the Company loyally and shall assure the Company’s interests and shall protect those interests to the best of the Employee’s ability. The Employee shall obey the Company’s reasonable instructions on all matters referring to the manner in which the Employee fulfills the Employee’s tasks, work arrangements, discipline and behavior, as such shall be given to the Employee from time to time.

e)

The Employee undertakes to inform the Company immediately and without delay, of any relevant matter or issue, in which the Employee, or any member of the Employee’s family have personal and/or other interests, which might create a conflict of interest with the Employee’s role at the Company.

	f)	The Employee undertakes to obey the instructions given by the Employee’s superiors on the Company’s behalf as given from time to time.

g)

The Employee undertakes to inform the Employee’s superiors in the Company and the Company’s CEO, concerning any information referring to the Company’s interests, when the subject matter exceeds normal business practice, immediately after it comes to the Employee’s attention.

3)	Scope of Employment

	a)	The Employee has been informed by the Company and is aware that when working for the Company, the required scope of the Employee’s employment shall be full time and the Employee shall agree to such.

b)

Furthermore, the Employee declares that the Employee is aware that the Hours of Work and Rest Law; 5711 – 1951, shall not apply to the Employee, because the Employee is employed at a task, which requires a special degree of personal trust in conditions and circumstances, which do not permit the Company any supervision of the Employee’s hours of work and rest.

The Employee shall not be entitled to any additional payment in lieu of the additional hours of work.

4)	Remuneration

a)

In lieu of the Employee’s work and as full remuneration for all the Employee’s undertakings in accordance with the Employment Agreement; each calendar month the Company shall pay the Employee a gross monthly salary to the sum stipulated in Part One to the Employment Agreement, (hereinafter: The Gross Salary).

b)

After the publication of the Company’s annual balance sheet for each calendar year; the Company shall decide whether to grant the Employee a bonus to a sum that shall be determined by the Company and at the Company’s sole discretion (hereinafter: The Bonus).

c)

From the Gross Salary, the Bonus and from any other payment as required by all Law, the Company shall deduct and subtract all payments and/or taxes and/or levies, including income tax payments, health tax, national insurance payments and the like, as required by all Law.

5)	Pension Insurance Program

a)

The Company shall maintain for the Employee, a pension insurance program with an insurance company and/or a provident fund and/or a pension fund, as shall be determined by the Company and subject to that stipulated in this Clause below.

	b)	The Company shall pay the premiums for the pension insurance program at the rates listed in Part One to the Employment Agreement.

c)

The Company shall deduct from the Employee’s Gross Salary as stipulated in Part One to the Employment Agreement on account for payments and shall transfer the sum to the pension insurance program and the Employee hereby confirms and agrees to this deduction.

d)

The pension insurance program shall be registered in the Company’s name and if the Employee has a pension insurance program taken out by a previous employer, the Employee shall request its transfer into the Company’s name; the Company shall not object to such; on condition that the Company shall not be required to set aside any sum for previous periods.

To remove all doubt: It is hereby clarified that after transfer of the program into the Company’s name as aforementioned, the Company and the Employee shall set aside for the program, the sums stipulated in Part One to the Employment Agreement for the period beginning only on the day on which the Employee starts work as a Company employee, as stipulated in this Employment Agreement.

e)

It is agreed that the component set aside for severance pay in the pension insurance program, as set aside by the Company during the Employee’s employment by the Company, shall be transferred into the Employee’s name with the Employee’s departure from the Company; only if the following condition is met:

Cessation of the employer / employee relationship did not occur under any circumstance listed in Clause 10(b), (c) or (d) below.

To remove all doubt: It is hereby clarified that all other components of the pension insurance program, including components and monies within it, which were in it or were to the Employee’s credit before the date on which the Employee began work as an employee of the Company, shall be transferred into the Employee’s name with the Employee’s departure from the Company.

6)	Additional Conditions of Work

a)

Sick Leave – The Employee shall be entitled to sick leave each year as stipulated in Part One to the Employment Agreement, on condition that the Employee delivers to the Company, appropriate medical certificates, attesting to illness and the Employee’s inability to work for the period; if so required by the Company and at the Company’s discretion.

	b)	Leave – The Employee shall be entitled to days of leave for each 12 (twelve) calendar months of continuous work during the Agreement period, as stipulated in Part One to the Employment Agreement.

The Employee declares that the Employee is aware of and agrees to prior coordination of leave with the Company and the Company shall be entitled to refuse to allow the Employee to take leave on specific dates and all such shall be in accordance with the Company’s needs and requirements and at the Company’s sole discretion.

c)	Vehicle

If the Company places a vehicle at the Employee’s disposal, as stated in Part One to the Employment Agreement, the following provisions shall apply:

i)

The vehicle type and model shall be determined by the Company and as stipulated in Part One to the Employment Agreement. To remove all doubt – Nothing in that stated above shall oblige the Company to place a new-model vehicle at the Employee’s disposal and the vehicle shall be from the stock fleet of vehicles at the Company’s disposal at the time and at the Company’s discretion.

	ii)	The Company shall arrange insurance (obligatory, comprehensive, third party) for the vehicle at the Company’s sole discretion and the Company shall bear the costs of that insurance.

	iii)	The Company shall bear the cost of the vehicle’s ongoing service and repair.

	iv)	The Company shall bear fuel costs.

	v)	The Employee shall bear the cost of all fines and traffic violations imposed on the vehicle and/or its driver and all other expenses not listed in this Clause.

vi)

The Company shall deduct from the Employee’s Gross Salary, the income tax payments incurred for that stated in this Clause above, or shall gross up those tax payments; all as such is stipulated in Part One to the Agreement.

	vii)	The Employee shall present to the Company, claims concerning expenses relating to the vehicle as required by Law and as instructed by the Company from time to time.

d)	Convalescence Pay

The Employee shall be entitled to Convalescence Pay as determined in the Expansion Orders issued by the Minister of Labor and Social Affairs and as such apply to all employers and employees and as valid from time to time and as is accepted practice at the Company.

e)	Military Reserve Duty

During periods of active duty in the Reserves, the Employee shall be paid salary, on condition that all the payments received by the Employee or which the Employee shall be entitled to receive from any party whatsoever, in lieu of service in the Reserves, shall be transferred to the Company by the Employee immediately upon their receipt and if the Employee does not so act, such sums shall be deducted from the Employee’s salary.

f)	Travel Abroad

The Employee hereby declares and agrees that as part of the Employee’s work at the Company, it is possible that the Employee might be required to travel abroad for periods of varying lengths. Reasonable travel and accommodation costs shall apply and shall be paid by the Company, subject to approval by the Company and in accordance with the Company’s procedures from time to time.

g)	Further Education Fund

Each month, on the date on which the Employee’s salary is paid and as instructed by the Employee, the Company shall pay into a Further Education Fund for the Employee, a sum to the total stipulated in Part One to the Employment Agreement and on the Employee’s part, the Employee agrees and instructs the Company to deduct and pay from the Employee’s salary, an additional sum to the total stipulated in Part One to the Employment Agreement from the Employee’s monthly salary to the aforementioned Further Education Fund.

h)	Reimbursement of Expenses

The Company shall reimburse the Employee, for reasonable expenses laid out during the Employee’s work for the Company, in accordance with the procedures, which shall be determined by the Company (such as: Hospitality for the Company’s guests, reimbursement of expenses abroad, etc.), subject to the guidelines that shall be given to the Employee by the Company, from time to time.

At the end of each calendar month, or on any other date determined by the Company, the Employee shall provide the Company with an expense claim, accompanied by the appropriate receipts, in accordance with the accepted procedures at the Company and/or as required by the provisions of all Law applicable to the matter.

i)	Company Property for the Employee’s Use

If the Company provides for the Employee’s use while fulfilling the Company’s tasks, various items and property belonging to the Company and in the Company’s opinion the Employee needs them to fulfill those tasks, such as a mobile telephone (and bears the cost of reasonable use), a laptop computer and the like; when all such is as appropriate to the Employee’s role and at the Company’s discretion; in such circumstances the Employee hereby undertakes to return to the Company, immediately upon the end of the Employee’s employment at the Company for any reason whatsoever, all the property in the Employee’s possession that belongs to the Company, including the vehicle at the Employee’s disposal as aforementioned and all other property placed at the Employee’s disposal in accordance with that stipulated in this Clause.

j)	Credit Cards

i)

If the Company places at the Employee’s disposal, a credit card selected by the Company as stipulated in Part One to the Employment Agreement; the Employee shall be entitled to use it solely for the purposes of the Employee’s work for the Company (hereinafter: The Credit Card).

ii)

The Employee shall make use of the Credit Card solely for the purposes of the Employee’s work for the Company and in connection with the Credit Card, the Employee undertakes to act in accordance with the Management’s instructions and in accordance with the different guidelines that shall be given to the Employee on this matter from time to time.

k)	Options

If the Company grants to the Employee, Options for the purchase of shares in Ampal USA as stated in Part One to the Employment Agreement; then the following provisions shall apply:

	i)	The Options shall be for the purchase of shares in Ampal USA to the number and at the realization price stipulated in Part One to the Employment Agreement (hereinafter: The Options).
ii)

The Options shall be granted to the Employee in the stages listed in Part One to the Employment Agreement and on condition that at each stage, the Employee’s employment shall not be terminated for any reason whatsoever until the date of that stage.

Granting of Options as aforementioned in this Clause is possible for as long as the working relationship between the parties continues or for a period of 60 (sixty) days from the day on which the working relationship ends between the parties for any reason whatsoever; according to the earlier of the two and on condition that on the date when the Options or any part thereof were first granted to the Employee, an employer / employee relationship was still extant between the Employee and the Company.

iii)

The Options shall be granted to the Employee in accordance with the options program for Ampal USA, as shall be approved by its Board of Directors and in accordance with the documents appropriately drawn up and whenever a contradiction arises, particularly between the provisions of this Clause 6 and the Employment Agreement as a whole and the provisions of the options program and its documents as aforementioned, the provisions of the options program and its documents shall take precedence.

7)	Confidentiality and Non-Competition

a)

The Employee undertakes not to reveal the provisions of the Employment Agreement in general and the conditions of the Employee’s employment (in other words – salary, additional conditions, etc.) in particular, to any third party whatsoever (with the exception of close relatives, subject to the condition that the limitations of the aforementioned confidentiality shall also apply to such close relatives) either directly or indirectly, including to other employees at the Company.

b)

In this clause, the following terms shall have the meanings given alongside them: “Company Secrets” – Any commercial, professional or business knowledge or information whatsoever, which is not public knowledge and cannot be discovered lawfully with ease by others, which has come to the Employee’s attention and/or has been passed on to the Employee and/or the Employee has been made aware of and/or has been developed by the Employee, either directly or indirectly, during and/or consequential to the Employee’s work at the Company. Without any derogation from the generality of the above; such knowledge shall include among other things, both existing and future research results and processes, information referring to the development of ideas in the Company’s possession, lists of existing and future clients, commercial information referring to clients and/or the Company’s links with third parties, marketing information and sales promotion strategies, documents, records, contracts, offers, intellectual copyright, databases and data and all information referring to the planning, manufacturing, marketing and distribution of products manufactured by and/or planned by the Company and all other written materials (hardcopy) stored in electro-magnetic devices or using any other means, as they touch upon the Company’s interests, products, services, plans and commercial interests and information regarding the computer array and information systems at the Company and information regarding the Company’s relationships with the Company’s employees and/or clients and/or suppliers;

“Company Documents” – All documents that shall be passed on to the Employee and/or that shall reach the Employee as the consequence to and/or following the Employee’s work at the Company, as linked either directly or indirectly to the Company or its employees’ activities and/or its clients and/or suppliers and/or that contain and/or refer to information and/or any knowledge whatsoever belonging to the Company.

c)

The Employee hereby declares and undertakes to preserve confidentiality and not to reveal and/or expose and/or advertise and/or use and/or pass on to others, any of the Company’s secrets, either directly or indirectly. Moreover, the Employee undertakes not to make any use whatsoever of the Company’s secrets, which can be commercially exploited in any manner whatsoever, unless by way of fulfillment of the Employee’s role at the Company and the execution of work at and for the Company and to the extent that such is necessary for that purpose alone.

To remove all doubt – It is hereby clarified and agreed that the Employee’s undertakings, as made in accordance with this Clause, shall remain valid and shall oblige the Employee, even after the end of the period of the Employee’s employment by the Company.

d)	Proprietary Rights

i)

It is hereby declared and agreed by both parties that the Company’s documents are the Company’s property for all purposes and in all matters and they shall be returned to the Company by the Employee (including all copies and duplicates thereof of any type or kind, both if such were made with permission and if made without permission by the Employee or another acting on the Employee’s behalf), immediately upon the end of the Agreement period and/or at the end of the employer / employee relationship between the Company and the Employee (the earlier of the twos) or on any other date, as required by the Company. The Employee undertakes not to copy the documents in any manner whatsoever, unless for the purposes of fulfilling and executing the Employee’s tasks and/or relationships with and in the name of the Company.

ii)

The Employee shall not pass on or publish any information, articles, research or the like, referring to matters linked to or touching upon the field of the Company’s activities, without receiving prior written approval for such from the Company.

e)

During the Employee’s work at the Company – without any derogation from that stated in the Employment Agreement and for a period of 6 (six) months following the end of the Employee’s employment by the Company, the Employee shall not be involved, either directly or indirectly, the Employee himself or through others, in any manner whatsoever, including through a corporation in which the Employee has part ownership and/or is an interested party or is the controlling interest in that corporation; in any other employment in the field of the Company’s activities and/or direct competition in the field of the Company’s activities.

f)

Without any derogation from the generality of that stated above, the Employee undertakes that during the Employee’s period of employment at the Company and for a period of 24 (twenty four) months after the end of the employment by the Company, the Employee shall abstain from providing services in any manner whatsoever, including consulting services, either paid or not paid, to any business or occupation in which the Company was involved.

8)	Agreement Period

The Employment Agreement shall become valid on and shall remain valid, for as long as it is not abrogated by either of the parties to the Agreement as stipulated in Clauses 9 and/or 10 below.

9)	Each side to the Agreement shall be entitled to bring the Agreement to an early close by providing early written notice without reasons, of at least months to the other party.

If the aforementioned notice shall be given by the Company to the Employee, the Company shall specify in the notice, at the Company’s sole discretion, the date on which the Employee shall end employment at the Company. If the date for the end of the Employee’s work at the Company as mentioned above, is before the end of the aforementioned                 month period, or occurs on the date on which the aforementioned notice was given; the Employee shall be entitled to early notice payments, for the remainder of the             month period mentioned above or the entire period, as appropriate. Furthermore, if the date for the end of the Employee’s employment at the Company as aforementioned is before the end of the aforementioned             month period or shall apply on the date when the aforementioned notice is given; until the end of the aforementioned              month period (either if the Employee actually ceases work at the Company or if not) the Employee shall be entitled to receive all the accompanying conditions and rights (provisions for social benefits, use of a vehicle, mobile phone and all other accompanying rights and conditions to the Employee’s employment by the Company in accordance with the Employment Agreement).

10)	Notwithstanding that stated above, the Company shall be entitled to bring the Employment Agreement to an immediate close, if any of the following incidents occurs:

	a)	If the Employee breaches any provision whatsoever in Clause 2 above.

	b)	If the Employee breaches any provision whatsoever in Clause 7 above.

	c)	If the Employee is accused of or convicted of a criminal offense that is a misdemeanor or an infamous crime.

	d)	If the Employee abused the trust placed in the Employee by the Company and/or was contemptuous of the work and/or the Company and/or damaged the Company’s reputation.

11)

With the end of the Agreement for any reason whatsoever, the Employee shall cease working for the Company and the employer / employee relationship between the Employee and the Company shall reach conclusion.

12)

With the cessation of the Agreement Period in accordance with that stipulated in the Employment Agreement; the Employee shall receive the Employee’s salary or the early notice payments, if there shall be such, as appropriate, until the date on which the Agreement Period ends as stipulated in Clause 9 and/or Clause 10 above (hereinafter: The Cessation Date) on condition that until the Cessation Date, the Employee shall work and fulfill the Employee’s tasks in accordance with the Company’s demands.

The Employee undertakes that until the Cessation Date, the Employee shall pass on the Employee’s role at the Company in a full, orderly manner to another employee or to other employees, in accordance with the Company’s instructions and furthermore, the Employee shall deliver to the Company, all the documents, the required equipment and all other materials of any sort or kind whatsoever, which has reached the Employee or is in the Employee’s control and/or has been prepared by the Employee in connection with the Company and/or the Employee’s work at the Company, including all copies of such.

Furthermore, the Employee shall be entitled to Holiday Pay and to Convalescence Pay, for the relative part of the Employee’s holiday entitlement as stipulated in the Employment Agreement above, when not realized before the Cessation Date.

13)

Notwithstanding that mentioned in Sub-clause 12 above, it is agreed that if the full transfer process for the Employee’s work is not completed during the early notice period, the Employee shall cooperate with the Company in the transfer of the task as aforementioned, even after the end of the early notice period and such shall not be considered an employer / employee relationship in any manner whatsoever and on condition that the transfer completion dates as aforementioned shall be determined in coordination with the Employee and the Company shall act to the best of its ability, to shorten the additional transfer period as much as possible.

14)

The Employment Agreement, including the Appendices thereto, constitutes all that agreed between the parties in reference to the matters considered within it and it is not amendable and/or changeable unless through a written document signed by both parties.

15)

The Company shall be entitled to set off any sum, which the Company is entitled to receive from the Employee in accordance with the Employment Agreement, against any sum to which the Employee is entitled at any time whatsoever from the Company and/or to appropriate as aforementioned without any derogation of the Company’s right to collect the sum by any other means.

16)

The Employment Agreement replaces all other previous agreements or arrangements of any sort or type whatsoever that existed (if any such did exist) between the Employee and the Company and it shall apply to the working relationship between the parties, beginning with the start of the Agreement Period as aforementioned in Clause 8 above, but it shall in no way harm the Employee’s rights as such accrue to the Employee through the Employee’s work in the Company’s service until the aforementioned date.

17)	Notices

Any notice or any other document that must be provided in accordance with the Employment Agreement, shall be made out in writing and for as long as any party has not informed the other party otherwise, the parties’ addresses shall be as stated in the preamble to the Employment Agreement and any such notice shall be considered as received by the addressee, 7 (seven) days from the day on which it was sent by registered mail or with its delivery if delivered by hand.

Now, in witness thereof, the parties have signed below:

The Company	The Employee

Addition to the Employment Agreement Dated: _____________

Made, entered into and signed in Tel Aviv
On ___________

By and Between
Ampal Industries (Israel) Ltd.
At 111, Arlozorov Street, Tel Aviv
(Hereinafter: The Company)

Of the First Part

And Between

____________________________________ (Identity Card Number: _______________)
At: __________________________________________
(Hereinafter: The Employee)

Of the Second Part

Whereas:	On , the parties signed an Employment Agreement (hereinafter: The Employment Agreement);

And Whereas:	The Appendix marked “A” (hereinafter: Appendix A) attached to the Employment Agreement lists specific conditions for the employment of the Employee by the Company;

And Whereas:	It is the parties’ wish to add the provisions of this Addition to Appendix A, all subject to the provisions of the Employment Agreement and the provisions of this Addition as given below;

Now, therefore, the parties hereto agree, stipulate and declare as follows:

1.	The preamble to this Addition constitutes an integral part thereof and obliges as all its other conditions.

2.	All terms not specifically defined in this Addition, shall have the same meaning as that given for them in the Employment Agreement.

3.

The following clause shall be added to the provisions of Appendix A: If during the period of the Employment Agreement, control of the Ampal American – Israel Corporation (hereinafter: Ampal USA) shall change and the controlling interest in Ampal USA on the date on which this addition is signed shall cease to be the controlling interest in Ampal USA and if during six months from the change in controlling interest as aforementioned, the Company ceases employment of the Employee for any reason whatsoever or if the Employee shall cease the Employee’s employment at the Company for any reason whatsoever; the Employee shall be entitled, in addition to and without any derogation from any other right and relief to which the Employee shall be entitled in accordance with the provisions of the Employment Agreement and/or in Law; to an adjustment grant (hereinafter: Adjustment Grant) to the value of             months of the Employee’s last salary, including all the accruing conditions and rights (provisions for social benefits, use of a vehicle, mobile telephone and any other rights accompanying the Employer’s employment by the Company in accordance with the Employment Agreement and Appendix A). The Adjustment Grant shall be paid and given to the Employee for a period of          months from the date on which the Employee’s employment ended as aforementioned. The rights, which by their very nature do not find monetary expression (such as use of a vehicle, mobile telephone, etc.), shall be actually provided to the Employee during the aforementioned            month period.

To remove all doubt – the Employee shall be responsible for all payment of taxes imposed on the Employee as a consequence to the receipt of the Adjustment Grant. Furthermore, the Employee hereby agrees that if and to the extent that such shall be required by Law, the Company shall deduct from the Adjustment Grant and shall garner from it, all payments and/or taxes and/or levies, including income tax payments, health tax and National Insurance levies and all the like, if so required by all Law.

4.

The provisions of this Addition are complementary to the provisions of the Employment Agreement and in no circumstances shall they replace the provisions of the Employment Agreement, unless such is stated explicitly.

In the event of any contradiction between the provisions of this Addition and the provisions of the Employment Agreement, the provisions of this Addition shall take precedence.

Now, in witness thereof, the parties have signed below:

The Company	The Employee

Employee Transfer Agreement

Made, entered into and signed on the
_________ Day of the Month of _______________ in the Year ________

By and Between
Ampal Industries (Israel) Ltd.
At: 111, Arlozorov Street, Tel Aviv
(Hereinafter: The Transferring Company)

Of the First Part

And Between
Ampal Israel Ltd.
At:111, Arlozorov Street, Tel Aviv
(Hereinafter: The Receiving Company)

Of the Second Part

And Between
____________________________________ (Identity Card Number: _______________)
(Hereinafter: The Employee)

Of the Third Part

Whereas:

The Employee is employed by the Transferring Company in accordance with an employment agreement between them as signed on: _______________ , as such was amended from time to time and as attached to this agreement marked Appendix “A” (hereinafter: The Employment Agreement);

And Whereas:	The Transferring Company and the Receiving Company are companies under common control;

And Whereas:

It is the parties’ wish that from December 1, 2004 (hereinafter: The Deciding Date), the employee shall cease working for the Transferring Company and shall begin working for the Receiving Company and as is stipulated below;

Now, therefore, the parties hereto agree, stipulate and declare as follows:

5.	The preamble to this agreement and the appendices thereto constitute integral parts thereof.

6.

It is hereby agreed that on the Deciding Date, the employee shall cease working for the Transferring Company and shall begin working for the Receiving Company and to further that purpose, on the Deciding Date, the Transferring Company shall assign and transfer to the Receiving Company, all the rights and obligations in accordance with the Employment Agreement and beginning on the Deciding Date, the Receiving Company shall take upon itself all the rights and obligations accruing to the Transferring Company in accordance with the Employment Agreement and wherever the Employment Agreement makes any reference whatsoever to the Transferring Company, such shall be considered a reference to the Receiving Company.

7.	Beginning on the Deciding Date, the Receiving Company shall bear all the commitments made to the Employee in accordance with all Law and/or agreement, including the Employment Agreement.

8.

The Employee hereby confirms and declares that the Employee agrees to the full assignment of the Transferring Company’s rights and obligations in accordance with the Employment Agreement to the Receiving Company and that from the Deciding Date, the Receiving Company shall be the Employee’s employer and such is instead of the Transferring Company and the Employee confirms that the provisions of the Employment Agreement shall continue to apply to and oblige the Employee vis-à-vis the Receiving Company, with the necessary adjustments. Furthermore, the Employee hereby declares and confirms that the Employer’s agreement to transfer to employment at the Receiving Company shall not be considered any dismissal granting the Employee rights to severance payments or to any other payment.

9.

The Receiving Company hereby declares and undertakes that the Transferring Company’s commitments to employees concerning severance pay, holidays, further education funds, sick leave, social benefits and all other commitments referring to employment agreements with employees, shall be transferred and honored in full by the Receiving Company and that the transfer of the Employee to the Receiving Company shall not impinge upon the continuity of the Employee’s rights in reference to all rights to which the Employee was entitled at the Transferring Company and that payments deposited by the Transferring Company in external Funds and/or Managers’ Insurance programs and/or as reserves (provisions) shall endure for the Employee.

10.

All deposits and/or provisions made, be such in external Funds, or in Managers’ Insurance programs, or from the Transferring Company’s sources, shall be transferred on the Deciding Date to the Receiving Company, subject to the receipt of any permit that might be required for that purpose from the Tax Authorities in accordance with Law.

11.

Without any derogation from the commitments made in accordance with this agreement; each of the parties undertakes to sign any document and perform any act, the signing of which or the execution of which by that party is required for the purposes of granting validity to the provisions of this agreement and their execution.

12.	This Agreement obliges that agreed by the parties concerning the matters enumerated therein and it shall not be open to amendment or change, unless in a written document signed by them.

13.

All notices sent by any party whatsoever to another party, to the address given in the preamble to this agreement, shall be considered as received by the party to which it was addressed on the date on which it was sent; if sent by messenger, or if sent by facsimile and confirmation of transmission was received and if sent by mail – four business days from the date on which it was sent by registered mail.

Now, in witness thereof, the parties have signed below:

The Transferring Company	The Employee	The Receiving Company